SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):     July 20, 2001


                        Capitol Transamerica Corporation
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             (Exact name of registrant as specified in its charter)


   Wisconsin                    0-2047                          39-1052658
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(State or other            (Commission File                   (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)


              4610 University Avenue, Madison, Wisconsin 73705-0900
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          (Address of principal executive offices, including zip code)


                                 (608) 231-4450
                         (Registrant's telephone number)

Item 5.   Other Events.

          On July 20, 2001, Capitol Transamerica Corporation, a Wisconsin corporation (the "Company"), and Alleghany Corporation, a Delaware corporation ("Alleghany"), announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 20, 2001, providing for the merger (the "Merger") of ABC Acquisition Corp., a Wisconsin corporation and wholly-owned subsidiary of Alleghany, with and into the Company. If the merger is completed, the Company will become a wholly-owned subsidiary of Alleghany and the holders of the common stock of the Company will be entitled to receive $16.50 in cash for each share of common stock. Consummation of the Merger is subject to satisfaction or waiver of conditions set forth in the Merger Agreement, including, without limitation, approval of the Merger at a meeting of the Company's shareholders by holders of two-thirds of the outstanding shares of common stock and certain regulatory approvals.

          Certain shareholders of the Company, representing in the aggregate approximately 19.9% of the Company's outstanding shares of common stock, have also entered into voting agreements with Alleghany in connection with the Merger in which, among other things, they committed to vote that amount of shares in favor of the Merger.

          The above summary of the Merger Agreement is qualified by reference to the terms of the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. A copy of the press release announcing the Merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits. The following exhibits are being filed herewith:

                 2.1 Agreement and Plan of Merger by and among Capitol Transamerica Corporation, a Wisconsin corporation, Alleghany Corporation, a Delaware corporation, and ABC Acquisition Corp., a Wisconsin corporation, dated as of July 20, 2001. (1)

                99.1   Press Release, dated July 20, 2001.

(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon its request.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPITOL TRANSAMERICA CORPORATION



Date:  July 23, 2001                   By:  /s/ George A. Fait
                                            ------------------------------------
                                            George A. Fait
                                            Chairman of the Board and President







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

                        CAPITOL TRANSAMERICA CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 20, 2001


Exhibit
Number

2.1 Agreement and Plan of Merger by and among Capitol Transamerica Corporation, a Wisconsin corporation, Alleghany Corporation, a Delaware corporation, and ABC Acquisition Corp., a Wisconsin corporation, dated as of July 20, 2001. (1)

99.1      Capitol Transamerica Corporation Press Release, dated July 20, 2001.


(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon its request.











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